UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. N/A)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Dear Shareholder,

As you are aware, Atlantic Southern Financial Group Inc. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports in order to reduce postage and printing expenses and paper waste. The proxy statement and annual report are available at:

http://www.cfpproxy.com/5797

The annual shareholder meeting will be held at 10:00 a.m. on Tuesday, June 3, 2008, at the Georgia Sports Hall of Fame, 301 Cherry Street, Macon, Georgia. The matters to be covered are noted below:

1. Election of Directors;

2. Other matters as may be put forth at the meeting.

The Board of Directors of Atlantic Southern Financial Group recommends voting for the above proposals.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number which can be found in the bottom right hand corner of your proxy card, the web address and toll-free phone number. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply cast your vote on the enclosed proxy card sign and return it in the accompanying Business Reply Envelope. If you wish to vote in person at the Annual Meeting, simply check the box on the proxy card indicating that you plan to attend the Annual Meeting. We ask that you cast your vote promptly. If you have already voted, we thank you for your prompt response, and whether you have already voted or are yet to vote, we thank you for your continued support!

If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy of these reports as instructed below on or before May 23, 2008 to facilitate timely delivery.

1)	To request a paper copy of these items, you will need your Shareholder Control Number that can be found in the lower right hand corner of your proxy card. Then, either:

•	Call our toll-free number, (800) 951-2405; or
•	Visit our website at http://www.cfpproxy.com/5797; or
•	Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.

2)	To request an email copy of these items, you must send an email request containing your Shareholder Control Number to csoto@atlanticsouthernbank.com.

REVOCABLE PROXY

Atlantic Southern Financial Group, Inc.

ANNUAL MEETING OF SHAREHOLDERS
June 3, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder of record hereby appoints Mark A. Stevens and Carol W. Soto, and either of them, with full power of substitution, as Proxies for the shareholder, to attend the Annual Meeting of the Shareholders of Atlantic Southern Financial Group, Inc. (the “Company”), to be held at the Georgia Sports Hall of Fame, 301 Cherry Street, Macon, Georgia on Tuesday, June 3, 2008, and any adjournments thereof, and to vote all shares of the common stock of the Company that the shareholder is entitled to vote upon each of the matters referred to in this Proxy and, at their discretion, upon such other matters as may properly come before this meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the shareholder of record. If no direction is made, this Proxy will be voted FOR all Proposals.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

ATLANTIC SOUTHERN FINANCIAL GROUP, INC. – ANNUAL MEETING, JUNE 3, 2008:

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:
http://www.cfpproxy.com/5797

You can vote in one of three ways:

1. Call toll free 1-888-216-1364 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2. Via the Internet at https://www.proxyvotenow.com/asfn and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

REVOCABLE PROXY

Atlantic Southern Financial Group, Inc.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

	For	Withhold All	For All Except
Proposal 1. To elect the following persons to serve as directors for a three-year term until the 2011 annual meeting:	☐	☐	☐
(01) Raymond O.Ballard, Jr.
(02) J. Douglas Dunwody
(03) William A. Fickling. III
(04) Carl E. Hofstadter
(05) George Waters, Jr.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Annual Meeting of Shareholders
JUNE 3, 2008

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

Mark here if you plan to attend the meeting	☐

Mark here for address change and note change	☐

Note: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts, corporations or partnerships, title or capacity should be stated. If shares are held jointly, each holder should sign.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., June 3, 2008. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., June 3, 2008:

1-888-216-1364

Vote by Internet

anytime prior to 3 a.m., June 3, 2008 go to

https://www.proxyvotenow.com/asfn

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS:	http://www.cfpproxy.com/5797

Your vote is important!